UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

FIESTA RESTAURANT GROUP, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following contains a mailer that was mailed on or around October 11, 2023, to certain stockholders of the Registrant, who held common stock as of the record date of September 19, 2023, and who had not yet returned proxies for the Registrant's Special Meeting.

 FORWARD-LOOKING STATEMENTS  Certain statements made in this communication, whether written, oral or otherwise made, relating to future events or the Company’s future  performance, including any discussion, express or implied, regarding the Company’s anticipated growth, operating results, future earnings per share, plans, objectives, the impact of the Company’s other business initiatives, the impact of the Company’s initiatives designed to strengthen the Company’s liquidity and cash position, including those related to working capital efficiency initiatives and sales of real property and the impact of the COVID-19 pandemic and the Company’s initiatives designed to respond to the COVID-19 pandemic on future sales, margins, earnings and liquidity, contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “may,” “might,” “believe,” “think,” “positioned,” “estimate,” “project,” “plan,” “goal,” “target,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks,  uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on the Company’s forward-looking statements.  The Company’s actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those discussed from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K and our quarterly reports on Form 10-Q. Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the pending acquisition of the Company (“proposed transaction”) include, but are not limited to: occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy the closing conditions, the possibility that the consummation of the proposed transaction is delayed or does not occur, including the failure of the Company’s stockholders to approve the proposed transaction, uncertainty as to whether the parties will be able to complete the proposed transaction on the terms set forth in the merger agreement, uncertainty regarding the timing of the receipt of required regulatory approvals for the proposed transaction and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the proposed transaction as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all, the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the merger agreement, challenges, disruptions and costs of integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected, risks that the proposed transaction and other transactions contemplated by the merger agreement disrupt current plans and operations that may harm the Company’s businesses, the amount of any costs, fees, expenses, impairments and charges related to the proposed transaction, and uncertainty as to  the effects of the announcement or pendency of the proposed transaction on the market price of the Company’s common stock and/or on its financial performance. All forward-looking statements and the internal projections and beliefs upon which the Company bases its expectations included in this communication or other periodic reports represent its estimates as of the date made and should not be relied upon as representing its estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.  ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT  The Company has filed with the SEC and mailed to its stockholders a definitive proxy statement and accompanying white proxy card in connection with the proposed transaction. The Company has and may in the future furnish or file other materials with the SEC regarding the proposed transaction. This communication is not intended to be, and is not, a substitute for the definitive proxy statement (together with any amendments or supplements thereto) or any other document that the Company may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (TOGETHER WITH ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  The definitive proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by going to the Company’s Investor Relations page on its corporate website at https://www.frgi.com/investor-relations/default.aspx.  PARTICIPANTS IN THE SOLICITATION  This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction has been included in the definitive proxy statement described above. Additional information regarding the directors and executive officers of the Company is included in the Company’s proxy statement for its 2023 Annual Meeting, which was filed with the SEC on March 30, 2023, and is supplemented by other public filings made, and to be made, with the SEC by the Company. To the extent the holdings of Company securities by the Company’s directors and executive officers have changed since the amounts set forth in the proxy statement for its 2023 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov and at the Investor Relations page on the Company’s corporate website at https://www.frgi.com/investor-relations/default.aspx.